UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 30, 2004


                          AG-BAG INTERNATIONAL LIMITED
             (Exact name of registrant as specified in its charter)

          Delaware                                               93-1143627
--------------------------------------------------------------------------------
(State or other jurisdiction of                                 (IRS Employer
incorporation or organization)                               Identification No.)

          2320 SE Ag-Bag Lane, Warrenton, OR                       97146
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)

                                 (503) 861-1644
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 30, 2004, Ag-Bag International Limited ("Ag-Bag") closed the Asset Purchase Agreement dated August 13, 2004 between Ag-Bag and Miller St. Nazianz, Inc. ("Miller") Upon the closing, Ag-Bag sold Miller substantially all of our operating assets, and Miller assumed liabilities relating to the purchased assets and the operation of our business arising after the closing. Certain of our assets were excluded. Miller assumed liabilities relating to the purchased assets and business that arise after the closing, and paid us cash consideration in the approximate amount of $6,629,000. This amount was calculated by adding the value of inventory on hand at closing, plus the depreciated book value of equipment, and an amount of approximately $1,200,000. The value of certain prepaid inventory items and the amount of warranty expense accrued by us during the 12 months prior to the closing were subtracted.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) By letter dated December 1, 2004, Michael J. Schoville resigned from his position as Chief Executive Officer of Ag-Bag, effective immediately.


ITEM 8.01         OTHER EVENTS

Ag-Bag held its annual meeting of shareholders on November 30, 2004 at 9:00 a.m., at which the shareholders voted in favor of an asset sale proposal pursuant to which Ag-Bag sold substantially all of its operating assets to Miller. The shareholders also voted in favor of a name change proposal under which Ag-Bag changed its name to AB Holding Group, Inc. Two directors were also elected at the Annual Meeting. Upon motion duly made and seconded at the meeting, Roy Cunningham was appointed to stand for election in place of Lemuel
E. Cunningham, who is deceased, and the proxies cast votes accordingly. The asset sale became effective on November 30, 2004, and the name change becomes effective upon the acceptance of the Restated Certificate of Incorporation by the Delaware Secretary of State. There were 8,243,631 shares of Ag-Bag's common stock represented at the annual meeting in person or by proxy, which is approximately 68% of the shares of common stock outstanding and entitled to vote based on the October 28, 2004 record date for the annual meeting. The results of the votes, as certified by the inspector of elections, were as follows:

PROPOSAL 1- ASSET SALE PROPOSAL:

------------------------ ------------------------ -----------------
  NO. OF SHARES VOTING     NO. OF SHARES VOTING     NO. OF SHARES
          FOR                    AGAINST              ABSTAINING
------------------------ ------------------------ -----------------
           Common                Common                 Common
------------------------ ------------------------ -----------------
         6,112,281              2,032,700               98,650
------------------------ ------------------------ -----------------

PROPOSAL 2 - NAME CHANGE PROPOSAL:

------------------------ ------------------------ -----------------
  NO. OF SHARES VOTING     NO. OF SHARES VOTING     NO. OF SHARES
          FOR                    AGAINST              ABSTAINING
------------------------ ------------------------ -----------------
         Common                  Common                Common
------------------------ ------------------------ -----------------
       6,113,881                2,032,100              97,650
------------------------ ------------------------ -----------------


PROPOSAL 3 - ELECTION OF DIRECTORS:

LARRY INMAN

------------------------ ------------------------ -----------------
  NO. OF SHARES VOTING     NO. OF SHARES VOTING     NO. OF SHARES
          FOR                    AGAINST              ABSTAINING
------------------------ ------------------------ -----------------
         Common                  Common                Common
------------------------ ------------------------ -----------------
        6,100,106               2,138,450               5,075
------------------------ ------------------------ -----------------

ROY CUNNINGHAM

------------------------ ------------------------ -----------------
  NO. OF SHARES VOTING     NO. OF SHARES VOTING     NO. OF SHARES
          FOR                    AGAINST              ABSTAINING
------------------------ ------------------------ -----------------
         Common                  Common                Common
------------------------ ------------------------ -----------------
       6,097,410                2,141,146               5,075
------------------------ ------------------------ -----------------


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(b) pro forma financial information

    UNAUDITED PRO FORMA CONDENSED FINANCIAL DATA AS OF SEPTEMBER 30, 2004 AND FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE NINE MONTH PERIOD ENDED
                               SEPTEMBER 30, 2004

         The following unaudited pro forma condensed financial statements give effect to the asset purchase agreement transaction between Ag-Bag International Limited ("Ag-Bag") and Miller St. Nazianz, Inc. ("Miller").

         The transaction involved Ag-Bag selling substantially all of its operating assets to Miller. After the sale, Ag-Bag would be left with only those assets not acquired by Miller in the transaction. The transaction closed on November 30, 2004.

         The unaudited pro forma condensed financial statements reflect a preliminary purchase price based upon Ag-Bag's assets to be acquired as of the balance sheet date presented herein in this pro forma presentation. The preliminary purchase price is subject to finalization based upon the actual assets acquired and liabilities assumed by Miller on the date of completion of this transaction, which was November 30, 2004.

         The unaudited pro forma condensed balance sheet of Ag-Bag gives effect to the transaction as if it occurred on September 30, 2004. The unaudited pro forma condensed statements of operations for the year ended December 31, 2003 and the nine month period ended September 30, 2004 give effect to the transaction as if it occurred on January 1, 2003.

         The accompanying unaudited pro forma condensed financial statements are presented in accordance with Article 11 of Regulation S-X. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have occurred if the transaction had been consummated on January 1, 2003, or the financial position if the transaction had been consummated on September 30, 2004, nor is it necessarily indicative of future operating results or financial position.

         The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K and result in a preliminary allocation of the purchase price based on estimates of the assets acquired and the liabilities assumed. The unaudited pro forma condensed financial statements and the accompanying notes thereto should be read in conjunction with the financial statements and related notes contained in Ag-Bag's Annual Report on form 10-K for the year ended December 31, 2003, and on Form 10-Q for the nine months ended September 30, 2004. Management cannot assure you that Ag-Bag will not incur charges in excess of those included in the pro forma total consideration related to the transaction.

                          AG-BAG INTERNATIONAL LIMITED
                   UNAUDITED PRO-FORMA CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2004


                                     ASSETS

                                                      Ag-Bag                               Ag-Bag
                                                  Before sale to     Pro Forma         After sale to
                                                      Miller         Adjustment            Miller
                                                  --------------   --------------      --------------
Cash and equivalents                               $    89,102      $  7,529,920  (1)   $  7,619,022
Trade receivables                                    1,435,236                -            1,435,236
Inventory                                            6,384,617        (6,384,617) (1)             -
Property and equipment (net) held for sale           2,228,033          (294,226) (1)      1,933,807
Intangible assets (net) held for sale                    7,637            (7,637) (1)             -
Other current assets                                   305,537                -              305,537
                                                  --------------   --------------      --------------
               Total current assets                 10,450,162           843,440          11,293,602

Other assets                                           125,763                -              125,763
                                                  --------------   --------------      --------------

                   Total assets                   $ 10,575,925     $     843,440       $  11,419,365
                                                  ==============   ==============      ==============


                       LIABILITIES & SHAREHOLDERS' EQUITY


Note payable to bank                              $  1,630,483     $          -        $   1,630,483
Current portion of long term debt                    1,103,463                -            1,103,463
Accounts payable                                     1,036,526           136,432  (3)      1,172,958
Other current liabilities                            1,834,435         1,447,000  (4)      3,281,435
Income tax payable                                       2,210                -                2,210
                                                  --------------   --------------      --------------
             Total current liabilities               5,607,117         1,583,432           7,190,549

                 Total liabilities                   5,607,117         1,583,432           7,190,549
                                                  --------------   --------------      --------------

Shareholders' Equity:
Common stock                                           120,619                -              120,619
Paid in capital                                      9,542,578                -            9,542,578
Treasury stock                                         (31,500)               -              (31,500)
Accumulated deficit                                 (4,662,889)         (739,992) (5)     (5,402,881)
                                                  --------------   --------------      --------------
            Total shareholders' equity               4,968,808          (739,992)          4,228,816
                                                  --------------   --------------      --------------

     Total liabilities & shareholders' equity     $ 10,575,925     $     843,440       $  11,419,365
                                                  ==============   ==============      ==============

See accompanying notes to unaudited pro forma condensed financial data.

                          AG-BAG INTERNATIONAL LIMITED
              NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2004

1.       Preliminary Purchase Price

The preliminary purchase price reflects the payment to be made by Miller for the assets purchased and liabilities acquired of Ag-Bag as if the transaction closed on September 30, 2004. The unaudited pro forma condensed balance sheet does not reflect the application of the proceeds from the asset sale based upon the preliminary purchase price.

For purposes of the unaudited pro forma condensed financial statements, the following table presents the components of the preliminary purchase price consideration.

                                                                 Preliminary
                                            Net Book Value      Purchase Price
         Inventory                          $    6,384,617      $    6,111,980
         Equipment (net)                           294,226             294,226
         Intangible assets (net)                     7,637                  -
                                           ----------------    ----------------
                                            $    6,686,480           6,406,206
                                           ================
         Plus:  Premium to be paid by Miller                         1,200,000
         Less:  Accrued warranty expense                               (76,286)
                                                               ----------------
         Preliminary purchase price                             $    7,529,920
                                                               ================

The asset purchase agreement provided that Miller would pay us as follows:

Inventory - new inventory to be acquired at cost and used equipment to be acquired at the lower of cost or net book value (cost minus accumulated reserves) times 85%.

Equipment - valued at the depreciated net book value of each item.


2.       Excluded Assets

Because Miller is an existing company with its own manufacturing facilities, Miller will not need our real estate, paint booths and systems, or Visual computer system. Also excluded from the asset purchase agreement is our cash and accounts receivable. The following table sets forth the net book value of the excluded assets as of September 30, 2004.
                                                              Net Book Value
                                                             -----------------
         Cash                                                 $        89,102
         Accounts receivable                                        1,435,236

         Real estate                                                1,609,912
         Paint booths and systems                                     136,549
         Visual computer system                                       187,346
                                                             -----------------
         Property and equipment (net)                               1,933,807
                                                             -----------------
                  Total                                       $     3,458,145
                                                             =================

3.       Transactional Purchase Price Adjustments

The transactional costs of approximately $175,000 consist primarily of legal and accounting fees, printing costs, and other costs directly related to this transaction and the annual meeting of shareholders, where the shareholders are being asked to approve this transaction. As of September 30, 2004, $38,568 of transactional costs had been prepaid.


4.       Termination Payments

As a result of the asset sale to Miller, Ag-Bag will terminate most of its employees and be required to pay termination benefits, make payments pursuant to change of control agreements and incur contract termination costs. The following table outlines these anticipated expenses as of September 30, 2004:

         One-time termination benefits                        $        130,500
         Change of control payments                                  1,200,000
         Payment of unused sick/vacation benefits                       46,000
         Contract termination costs                                     10,500
         Other costs                                                    60,000
                                                             ------------------
                  Total                                       $      1,447,000
                                                             ==================


5.       Income Taxes

Based upon the assumptions used in this transaction, we would recognize gain for federal income tax purposes on the sale of the assets in this asset sale of approximately $843,000. We will have available sufficient net operating loss carryforwards to completely offset this gain we estimate recognizing as a result of this transaction, and that alternative minimum tax and state tax liabilities will be immaterial.

                          AG-BAG INTERNATIONAL LIMITED
                   PRO-FORMA CONDENSED STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004


                                              Ag-Bag         Deletion of     Excluded                             Ag-Bag
                                           Before sale to     Business      Assets and        Pro Forma        After sale to
                                              Miller          Divested      Liabilities  (1)  Adjustment          Miller
                                          ----------------  -------------  -------------     ------------     ---------------
Net sales                                 $    14,370,916   $(14,370,916)  $    252,000      $        -       $      252,000
Cost of sales                                  11,877,176    (11,661,284)            -                -              215,892
                                          ----------------  -------------  -------------     ------------     ---------------
  Gross profit from operations                  2,493,740                       252,000               -               36,108
  Selling expenses                              1,526,655     (1,526,655)            -                -                   -
  Administrative expenses                       1,985,579     (1,341,620)            -                -              643,959
  Gain on sale of assets                          (82,926)        46,364             -            36,562  (3)             -
  Research and development expense                116,921       (116,921)            -                -                   -
                                          ----------------  -------------  -------------     ------------     ---------------

Income/(loss) from operations                  (1,052,489)                      252,000          (36,562)           (607,851)

Other Income (Expense)
  Interest income                                   1,850             -         114,000  (4)          -              115,850
  Joint venture equity and royalties              203,022             -              -          (203,022) (3)             -
  Other                                            85,709        (81,709)            -                -                4,000
  Interest expense                               (204,412)            -              -          (144,944) (2)        (59,468)
                                          ----------------  -------------  -------------     ------------     ---------------

Income/(loss) from continuing operations
 before income taxes                             (966,320)                      366,000          (94,640)           (547,469)
Provision for income taxes                             -              -              -   (6)          -   (6)             -
                                          ----------------  -------------  -------------     ------------     ---------------

Income/(loss) from continuing operations         (966,320)                      366,000          (94,640)           (547,469)

Discontinued operations
  Loss from discontinued operations                    -        (147,491)            -                -             (147,491)
                                          ----------------  -------------  -------------     ------------     ---------------

Net income/(loss)                         $      (966,320)  $         -    $    366,000      $   (94,640)     $     (694,960)
                                          ================  =============  =============     ============     ===============

Basic and diluted net loss per common share:

    From continuing operations                      (0.08)                                                    $        (0.05)
    From discontinued operations                       -                                                      $        (0.01)
                                          ----------------                                                    ---------------
                                                    (0.08)                                                    $        (0.06)
                                          ================                                                    ===============
Weighted average basic and diluted shares
 outstanding                                   11,956,991                                                         11,956,991
                                          ----------------                                                    ---------------


1. The excluded assets column represents revenues and expenses related to the assets excluded from the assets acquired by Miller as part of the asset purchase agreement. The assets excluded were, our cash and accounts receivable, real estate, paint booths and systems, and visual computer system. This unaudited pro forma condensed statement of operations assumes that the Company has leased its remaining real estate and paint booth and systems for approximately $.40/sq.ft and has not sold its remaining real estate which is currently held for sale.

2. This adjustment represents the elimination of interest expense associated with the Company's operating line of credit plus debt associated with equipment purchased by Miller which was all assumed to be paid off from the proceeds of the asset sale.


3. The Company sold its investment in its German Joint Venture in May of 2004. It is assumed for this unaudited pro forma condensed statement of operations, that the Joint Venture would have been sold to Miller as part of the asset purchase agreement for $500,000 (the same amount the Company realized upon the sale in May of 2004). Under this assumption, the Company would have reversed $36,562 in gain from the sale of assets which it recognized in 2004 and Miller would have received all royalty payments and joint venture earnings.


4. This adjustment reflects the estimated earnings on the remaining funds after paying off all liabilities as of January 1, 2003 (except the debt remaining on assets not acquired by Miller) and paying its operating expenses at an assumed earnings rate of 4%.


5. Material nonrecurring charges for termination costs ($1,447,000) and transactional costs ($175,000) were not considered in the unaudited pro forma condensed statement of operations. (See also notes to unaudited condensed pro forma Balance Sheet items 3 and 4).


6. The Company has not recognized any income taxes as it has sufficient net operating loss carryforwards for both federal and state tax purposes, to absorb the tax on the income earned.

                          AG-BAG INTERNATIONAL LIMITED
                   PRO-FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                              Ag-Bag         Deletion of     Excluded                             Ag-Bag
                                           Before sale to     Business      Assets and        Pro Forma        After sale to
                                              Miller          Divested      Liabilities  (1)  Adjustment          Miller
                                          ----------------  -------------  -------------     ------------     ---------------
Net sales                                 $    21,502,654   $(21,502,654)  $    336,000      $        -       $      336,000
Cost of sales                                  18,357,038    (18,069,182)            -                -              287,856
                                          ----------------  -------------  -------------     ------------     ---------------

  Gross profit from operations                  3,145,616                       336,000               -               48,144

  Selling expenses                              2,628,971     (2,628,971)            -                -                   -
  Administrative expenses                       2,810,904     (1,951,254)            -                -              859,650
  Gain on sale of assets                         (185,358)       185,358             -          (102,062) (3)       (102,062)
  Research and development expense                139,160       (139,160)            -                -                   -
                                          ----------------  -------------  -------------     ------------     ---------------

Income/(loss) from operations                  (2,248,061)                      336,000          102,062            (709,444)

Other Income (Expense)
  Interest income                                      -              -         172,526  (4)          -              172,526
  Joint venture equity and royalties              423,074             -              -          (423,074) (3)             -
  Other                                           123,202       (118,202)            -                -                5,000
  Interest expense                               (245,656)            -              -          (136,381) (2)       (109,275)
                                          ----------------  -------------  -------------     ------------     ---------------

Income/(loss) from continuing
operations before income taxes                 (1,947,441)                      508,526         (184,631)           (641,193)
Provision for income taxes                        806,274       (806,274)            -   (6)          -   (6)             -
                                          ----------------  -------------  -------------     ------------     ---------------


Income/(loss) from continuing operations       (2,753,715)                      508,526         (184,631)           (641,193)

Discontinued operations
  Loss from discontinued operations                    -      (1,788,627)            -                -           (1,788,627)
                                          ----------------  -------------  -------------     ------------     ---------------
     (including gain on disposal of $1,133,016,
      net of $-0- tax)

Net income/(loss)                         $    (2,753,715)         -            508,526         (184,631)     $   (2,429,820)
                                          ================  =============  =============     ============     ===============

Basic and diluted net loss per common share:

    From continuing operations            $         (0.24)                                                    $        (0.05)
    From discontinued operations          $            -                                                      $        (0.15)
                                          ----------------                                                    ---------------

                                          $         (0.24)                                                    $        (0.20)
                                          ================                                                    ===============

Weighted average basic and diluted
shares outstanding                             11,956,991                                                         11,956,991
                                          ----------------                                                    ---------------

1. The excluded assets column represents revenues and expenses related to the assets excluded from the assets acquired by Miller as part of the asset purchase agreement. The assets excluded were, our cash and accounts receivable, real estate, paint booths and systems, and visual computer system. This unaudited pro forma condensed statement of operations assumes that the Company has leased its remaining real estate and paint booth and systems for approximately $.40/sq.ft and has not sold its real estate which is currently held for sale.


2. This adjustment represents the elimination of interest expense associated with the Company's operating line of credit plus debt associated with equipment purchased by Miller which was all assumed to be paid off from the proceeds of the asset sale.


3. The Company sold its investment in its German Joint Venture in May of 2004. It is assumed for this unaudited pro forma condensed statement of operations that the Joint Venture would have been sold to Miller as part of the asset purchase agreement for $500,000 (the same amount the Company realized upon the sale in May of 2004). Under this assumption, the Company would have recognized $102,062 in additional income from the sale to Miller and Miller would have received all royalty payments and joint venture earnings.


4. This adjustment reflects the estimated earnings on the remaining funds after paying off all liabilities as of January 1, 2003 (except the debt remaining on assets not acquired by Miller) and paying its operating expenses at an assumed earnings rate of 4%.


5. Material nonrecurring charges for termination costs ($1,447,000) and transactional costs ($175,000) were not considered in the unaudited pro forma condensed statement of operations. (See also notes to unaudited condensed pro forma Balance Sheet items 3 and 4).


6. The Company has not recognized any income taxes as it has sufficient net operating loss carryforwards for both federal and state tax purposes, to absorb the tax on the income earned.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               AG-BAG INTERNATIONAL LIMITED



Date:  December 6, 2004                        /s/ MIKE WALLIS
                                               ---------------------------------
                                               Mike Wallis
                                               Chief Financial Officer and Vice
                                               President, Finance